UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2020

TransMedics Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-38891	83-2181531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Minuteman Road Andover, Massachusetts 01810
(Address of Principal Executive Offices, and Zip Code)

(978) 552-0900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	TMDX	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

As previously reported, TransMedics Group, Inc. (the “Company”) entered into an Underwriting Agreement, dated May 26, 2020 (the “Underwriting Agreement”), with J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”), relating to the underwritten offering of 5,000,000 shares of the Company’s common stock, no par value per share (the “Common Stock”). In addition, the Company granted the Underwriters an option to purchase, at the public offering price less any underwriting discounts and commissions, an additional 750,000 shares of Common Stock, exercisable for 30 days from the date of the Underwriting Agreement (the “Option to Purchase Additional Shares”). On June 2, 2020, the Underwriters exercised the Option to Purchase Additional Shares in full to purchase 750,000 shares of Common Stock (the “Additional Shares”) at a price of $13.16 per share. The issuance and sale of the Additional Shares is expected to take place on or about June 5, 2020, subject to the satisfaction of customary closing conditions.

The offering was made pursuant to a shelf registration statement the Company filed with the Securities and Exchange Commission that became effective on May 21, 2020 (File No. 333-238052) and a related prospectus supplement.

Ropes & Gray, LLP, counsel to the Company, has issued an opinion to the Company, dated June 5, 2020, regarding the Additional Shares. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TransMedics Group, Inc.

Date: June 5, 2020	By:	/s/ Stephen Gordon
Stephen Gordon
Chief Financial Officer, Treasurer and Secretary